ACCOUNTS RECEIVABLE AND OTHER	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS RECEIVABLE AND OTHER
ACCOUNTS RECEIVABLE AND OTHER

AS AT DEC. 31 (MILLIONS)	Note	2018	2017
Accounts receivable	(a)	$9,167	$7,209
Prepaid expenses and other assets	(a)	5,508	3,350
Restricted cash	(b)	1,923	1,024
Sustainable resources	(c)	333	390
Total		$16,931	$11,973

The current and non-current balances of accounts receivable and other are as follows:

AS AT DEC. 31 (MILLIONS)	2018	2017
Current	$11,911	$8,492
Non-current	5,020	3,481
Total	$16,931	$11,973

a)	Accounts Receivable and Other Assets
The increase in accounts receivable and other during 2018 is primarily due to business combinations, with significant contributions from Westinghouse, Forest City and the privatization of GGP. This increase was partially offset by the impact of foreign exchange.
Accounts receivable includes contract assets of $641 million. Contract assets relate primarily to work-in-progress on our long-term construction services contracts for which customers have not yet been billed.

b)	Restricted Cash
Restricted cash primarily relates to the company’s real estate, renewable power and private equity financing arrangements including defeasement of debt obligations, debt service accounts and deposits held by the company’s insurance operations.

c)	Sustainable Resources
The company held 1.7 million acres of consumable freehold timberlands at December 31, 2018 (2017 – 1.7 million), representing 40.3 million cubic meters (2017 – 40.6 million) of mature timber and timber available for harvest. Additionally, the company provides management services to approximately 1.3 million acres (2017 – 1.3 million) of licensed timberlands.
The following table presents the change in the balance of timberlands and other agricultural assets:

AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2018	2017
Balance, beginning of year	$390	$387
Additions, net of disposals	21	78
Fair value adjustments	42	21
Decrease due to harvest	(89)	(103)
Foreign currency changes	(31)	7
Balance, end of year	$333	$390

The carrying values are based on external appraisals completed annually as at December 31. The appraisals utilize a combination of the discounted cash flow and sales comparison approaches to arrive at the estimated value. The significant unobservable inputs (Level 3) included in the discounted cash flow models used when determining the fair value of standing timber and agricultural assets include:

Valuation Techniques	Significant Unobservable Inputs	Relationship of Unobservable Inputs to Fair Value	Mitigating Factors
Discounted cash flow analysis	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) fair value	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from cash flows
	• Timber / agricultural prices	• Increases (decreases) in price increase (decrease) fair value	• Increases (decreases) in price tend to be accompanied by increases (decreases) in discount rates that may offset changes in fair value from price
	• Discount rate /terminal capitalization rate	• Increases (decreases) in discount rate or terminal capitalization rate decrease (increase) fair value	• Decreases (increases) in discount rates or terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in fair value from rates
	• Exit Date	• Increases (decreases) in exit date decrease (increase) fair value	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year

Key valuation assumptions include a weighted-average discount and terminal capitalization rate of 5.7% (2017 – 5.7%), and terminal valuation dates of 30 years (2017 – 30 years). Timber and agricultural asset prices were based on a combination of forward prices available in the market and price forecasts.